J.P. MORGAN ACCEPTANCE CORPORATION II ABS-15G

Exhibit 99.1

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM ABS DUE DILIGENCE-15E

CERTIFICATION OF PROVIDER OF THIRD PARTY DUE DILIGENCE SERVICES
FOR ASSET-BACKED SECURITIES

Item 1: Identity of the person providing third party due diligence services

Legal Name:	AMC Diligence, LLC
Business Name (if Different):
Principal Business Address:	150 East 52nd Street, Suite 4002, New York, NY 10022

Item 2: Identity of the person who paid the person to provide due diligence services

Legal Name:	JPMorgan Chase Bank, National Association
Business Name (if Different):
Principal Business Address:	383 Madison Avenue, 8th Floor New York, NY 10179

Item 3: Credit rating criteria

Identity of NRSRO	Title and Date of Criteria
DBRS, Inc.	Third-Party Due-Diligence and Representations & Warranties Criteria for U.S. RMBS Transactions dated September 30, 2024
Fitch Ratings, Inc.	U.S. RMBS Rating Criteria, October 26, 2023
Kroll Bond Rating Agency, LLC	U.S. RMBS Rating Methodology, December 7, 2023
S&P Global Ratings	Global Methodology And Assumptions: Assessing Pools Of Residential Loans--U.S. And Canada Supplement, Feb 21, 2025

Item 4: Description of the due diligence performed

See attached.

Item 5: Summary of findings and conclusions of review

See attached.

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CERTIFICATION

The undersigned has executed this Form ABS Due Diligence 15E on behalf of, and on the authority of, the person identified in Item 1 of the Form. The undersigned, on behalf of the person, represents that the person identified in Item 1 of the Form conducted a thorough review in performing the due diligence described in Item 4 attached to this Form and that the information and statements contained in this Form, including Items 4 and 5 attached to this Form, which are part of this Form, are accurate in all significant respects on and as of the date hereof.

Name of Person Identified in Item 1:	AMC Diligence, LLC

By:	Tim Van Houtte

Signature:	/s/ Tim Van Houtte

Date:	July 9, 2025

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Item 4: Description of the due diligence performed

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed certain due diligence services described below on second lien home equity line of credit (HELOC) residential mortgages acquired from various parties. The review was conducted on behalf of J.P. Morgan Chase Bank, National Association (“Client”) during multiple transactions from November 2022 to April 2025 via files imaged and provided by J.P. Morgan Chase Bank, National Association for review (the “Review”).

The loans in the Review carried origination dates between June 2022 and March 2025.

(2) Sample size of the assets reviewed.

The Review was conducted on four thousand one hundred fifty (4,150) loans selected by the Client with an aggregate original principal balance of approximately $635.480 million.

(3) Determination of the sample size and computation.

The Review was conducted on 100% of the loan population mentioned above, consistent with the criteria for the NRSRO(s) identified in Item 3 of this ABS Due Diligence-15E.

(4) Quality or integrity of information or data about the assets: review and methodology.

AMC compared data fields on the bid tape provided by Client to the data found in the actual file as captured by AMC. This comparison, when data was available, included the following data fields:

# of Units	City	Investor: Qualifying Housing Ratio	Original CLTV	Property Type
Amortization Term	Coborrower First Name	Investor: Qualifying Total Debt Ratio	Original Interest Rate	Purpose
Amortization Type	Coborrower Last Name	Lien Position	Original Loan Amount	Refi Purpose
Appraised Value	Contract Sales Price	LTV Valuation Value	Original LTV	Representative FICO
Borrower First Name	Doc Type	Margin	Original P&I	State
Borrower FTHB	First Payment Date	Maturity Date	Original Term	Street
Borrower Last Name	Initial Rate Lock Date	Note/HELOC Agreement Date	Other Financing Junior Total Original Loan Amount	Zip
Cash From Borrower	Interest Only	Occupancy	Product Description

Additionally, AMC verified (i) listed borrowers signed documents requiring signature, (ii) borrowers signing documents were eighteen (18) years or older at the time of the mortgage loan origination, (iii) that all riders required by the terms of the mortgage and mortgage note were attached to the respective document, (iv) that social security numbers across documents were consistent, and (v) debt-to-income ratio (“DTI(s)”), and/or loan-to-value ratios (“LTV(s)”) used in the assessment of conformity guidelines.

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

AMC reviewed asset origination to determine conformity to the stated underwriting or credit extension guidelines, standards, criteria or other requirements that were provided to AMC and/or as directed by Client.

Credit Application: For the Credit Application, AMC verified that the application: (i) was signed by all listed borrowers, (ii) was substantially filled out, (iii) contained all known borrower-owned properties on the Real Estate Owned section 2, and (iv) included the borrower’s employment history.

Credit Report: AMC’s review included confirming that a credit report, that met guideline requirements, was present for each borrower and that such borrower’s credit profile adhered to guidelines. In order to make this determination, AMC: (i) captured the monthly consumer debt payments for use in relevant calculations, (ii) noted and researched the Real Estate Owned and fraud alerts, (iii) gathered liabilities listed on the credit report to be included in the debt to income ratio as appropriate, and (iv) gathered data required for the tape submission including (a) the most recent FICO (scores from

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Equifax, Experian, and Transunion if available), (b) the most recent FICO date, (c) the longest trade line, (d) the maximum trade line, (e) the number of trade lines, and (f) the credit usage ratio.

Employment and Income: AMC determined whether applicable supporting employment and income documentation required by the guidelines was present in the mortgage loan file and where possible, wasn’t fraudulent. This documentation was used to verify whether the income used to qualify the mortgage loan was calculated in accordance with guidelines and may have included items such as: (i) verbal or written verification of employment, (ii) pay stubs, (iii) W-2 forms, (iv) tax returns, (v) financial statements, and (vi) IRS tax transcripts.

Asset Review: AMC assessed whether the asset documentation required by the guidelines was present in the mortgage loan file. Utilizing this documentation, AMC completed a review of the reserve calculation and any large deposits. Documentation verifying assets for down payment, closing costs, prepaid items and reserves may have included: (i) verification-of-deposit (“VOD(s)”), (ii) depository account statements, (iii) stock or security account statements, (iv) gift funds, (v) escrow or earnest money deposits, and (vi) settlement statements or other evidence of conveyance and transfer of funds (if a sale of assets was involved).

Hazard/Flood Insurance/Taxes: A review of the insurance present on the mortgage loan was also performed by AMC. During the course of this review, AMC (i) verified that the hazard insurance met the minimum required amount of coverage in the guidelines, (ii) confirmed that the mortgage clause listed the lender’s name and “its successors and assigns,”, (iii) confirmed that the premium amount on both the hazard and flood insurance matched what was used in the debt-to-income (“DTI”) calculations, (iv) reviewed the tax certificate to verify and compare monthly escrows used to calculate DTI matched and that taxes were current, (v) confirmed that the flood certification was for the correct borrower, property, lender and mortgage loan number and was a “Life of Loan” certification, and (vi) completed other property specific items including (a) for condominium properties, confirming that the blanket policy met the minimum amount of coverage in the guidelines and (b) for properties in a flood zone per the flood certification, confirming that flood insurance met guideline requirements and met the minimum required amount of coverage in the guidelines.

Occupancy Review: AMC confirmed the property occupancy is consistent with the mortgage loan approval and borrowers’ application disclosure based solely on information contained in the mortgage loan file and any fraud report obtained in connection with the mortgage loan.

Guideline Review: During the course of the review, AMC confirmed the mortgage loan was originated in accordance with required guidelines by reviewing conformity of mortgage loan, transaction type, and borrower characteristics to stated guidelines. Mortgage characteristics examined included (i) DTI of the borrower, (ii) the LTV/TLTV/HTLTV, (iii) the credit score for each borrower, (iv) asset reserves of the borrower, (v) property type, (vi) property usage, and (vii) other property specific items including (a) for condominium or cooperative properties, assessing whether the condominium or cooperative project adheres to required guidelines.

Fraud Review: AMC reviewed fraud report results in each mortgage loan file, to the extent present, in conjunction with source documents found in the mortgage loan file to assess the likelihood of any misrepresentations associated with the origination of the mortgage loan. If the mortgage loan file did not contain a fraud report and the counterparty did not produce one, AMC conditioned the mortgage loan for the missing fraud report product.

If a report was present, AMC reviewed the report for (i) any name variations for the borrowers, (ii) any social security number variations for the borrowers, (iii) any potential occupancy issues based on the borrower’s address history, (iv) any noted employment issues, and (v) any additional consumers associated with the borrower’s profile. If any findings were noted, AMC confirmed that such findings and/or variations were addressed by the originator in the origination of the asset or that such red flag issues were fully addressed via mortgage loan documentation provided.

Title Review: AMC’s review included a verification of whether the appropriate vestee was on the title documentation (if a purchase, the seller; if a refinance, the borrower) and that the title commitment or Ownership and Encumbrance report addressed issues such as assessments; covenants, conditions and restrictions; access problems; vicinity of property to military airports; prior leases; court orders/divorce decrees; public probate issues; foreclosures; bankruptcies; judgment liens; state and federal tax liens; environmental liens, and oil/gas leases.

Additional Review of Mortgage Loan File: AMC also reviewed the closing documents to ensure that the mortgage loan file information is complete, accurate, and contains consistent documentation. Included in the portion of the review are

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items such as reviewing for (i) evidence of primary mortgage insurance, (ii) if the property is located in an area(s) listed as a FEMA disaster zone post origination, (iii) the presence of loan modification documents, and (iv) general conformity to Fannie Mae or Freddie Mac approved formats at the time of origination.

If standard GSE forms were not used for the mortgage loan, AMC sought to confirm the existence of: (i) a “due on sale” clause, (ii) mortgagor’s requirement to maintain adequate insurance at the mortgagor’s own expense, and (iii) the holder’s right to foreclose and to confirm that any homestead exemption has been waived as required by applicable law within the forms utilized.

(6) Value of collateral securing the assets: review and methodology.

AMC’s review included a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. AMC’s review included verifying the appraisal report was (i) on the appropriate GSE form, (ii) materially complete, (iii) in conformity with the guideline requirements for the property type in question, (iv) completed by an appraiser that was actively licensed to perform the valuation, (v) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, (vi) made and signed prior to the final approval of the mortgage loan application, (vii) completed and dated within the guidelines restrictions, (vii) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

With regard to the use of comparable properties, AMC’s review (i) captured the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensured that such comparable properties are within standard appraisal guidelines; (ii) confirmed the property value and square footage of the subject property was bracketed by comparable properties, (iii) verified that comparable properties used are similar in size, style, and location to the subject, and (iv) checked for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

Other aspects of AMC’s review included (i) verifying that the address matched the mortgage note/HELOC agreement, (ii) verifying that the appraisal and the policies and procedures with regard to appraisal, including the appropriate level of review, when originating the mortgage loan, were followed, (iii) noting whether the property zip code was declared a FEMA disaster area after the valuation date and notifying Client of same, (iv) confirming the appraisal report does not include any apparent environmental problems, (v) confirming the appraisal notes the current use of the property is legal or legal non-conforming (grandfathered), (vi) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (vii) confirming that the value product that was used as part of the origination decision was directly accessible to AMC or if it was not directly accessible that another valuation product that was directly accessible to AMC was ordered in accordance with the Client’s specific valuation waterfall process.

For the loans where a Property Review was performed, if more than one valuation was provided, AMC confirmed consistency among the valuation products and if there were discrepancies that could not be resolved, AMC created an exception and worked with the Client on the next steps which may include the ordering of additional valuation products such as collateral desktop analyses, broker’s price opinions, and full appraisals. If the property valuation products included in AMC’s review resulted in a variance of more than 10% then the Client was notified of such variance and a second independent valuation product was ordered.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

Please be advised that AMC did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which AMC is relying in reaching such findings.

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Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loans collateral that has been reviewed by AMC.

AMC reviewed each residential mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:

a)	Rescission (§1026.23, §1026.15):

i)	failure to provide the right of rescission notice;

ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);

iii)	errors in the right of rescission notice;

iv)	failure to provide the correct form of right of rescission notice;

v)	failure to provide the three (3) business day rescission period;

vi)	any material disclosure violation on a rescindable mortgage loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures, or those related to prepayment penalties on covered transactions; and

vii)	with respect to applicable exception remediation measures, confirm that a letter of explanation, a refund if applicable, new corrected material disclosures and a new notice of right to cancel was provided.

b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:

i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);

ii)	proper execution by all required parties;

iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and

iv)	timing of initial and re-disclosed TIL(s).

c)	Home Equity Plans Disclosures (§§1026.6, 40) as applicable

i)	failure to provide the applicable home equity initial and account opening disclosures

ii)	failure to provide the applicable home equity initial and account opening disclosures in a timely manner

d)	Tolerances (§§1026.18, 22 23, and 38):

i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and

ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge.

iii)	inaccurate Total of Payments outside of applicable tolerance by comparing disclosed Total of Payments to re-calculated Total of Payments.

e)	High-cost Mortgage (§§1026.31, 32 and 34):

i)	points and fees threshold test;

ii)	APR threshold test;

iii)	prepayment penalty threshold test; and

iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage.

f)	With respect to brokered mortgage loans, the Prohibitions and Restrictions related to Loan Originator Compensation and Steering (§1026.36):

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i)	review relevant documentation to determine if compensation to a Loan Originator was based on a term of the transaction;

ii)	review relevant document to determine if there was dual compensation; and

iii)	review the presence of the mortgage loan option disclosure and to determine if the Steering Safe Harbor provisions were satisfied.

(1)	Note: Where available, AMC reviewed the relevant documents in the mortgage loan file and, as necessary, attempted to obtain the mortgage loan originator compensation agreement and/or governing policies and procedures of the mortgage loan originator. In the absence of the mortgage loan originator compensation agreement and/or governing policies and procedures, AMC’s review was limited to formal general statements of entity compliance provided by the mortgage loan originator, if any. These statements, for example, were in the form of a letter signed by the seller correspondent/mortgage loan originator or representations in the mortgage loan purchase agreement between the Client and seller correspondent;

g)	Homeownership counseling (§1026.36):

i)	determine if the creditor obtained proof of homeownership counseling in connection with a mortgage loan to a first time homebuyer that contains a negative amortization feature.

h)	Mandatory Arbitration Clauses (§1026.36):

i)	determine if the terms of the mortgage loan require arbitration or any other non-judicial procedure to resolve any controversy or settle any claims arising out of the transaction.

i)	Prohibition on Financing Credit Insurance (§1026.36):

i)	determine if the creditor financed, directly or indirectly, any premiums or fees for credit insurance.

j)	Nationwide Mortgage Licensing System (NMLS) & Registry ID on Loan Documents (§1026.36):

i)	review for presence of mortgage loan originator organization and individual mortgage loan originator name and NMLSR ID, as applicable, on the credit application, note or mortgage loan contract, security instrument, Loan Estimate and Closing Disclosure; and

ii)	verify the data against the NMLSR database, as available.

(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Good Faith Estimate (GFE) (§1024.7) as applicable for loans with application dates prior to October 3, 2015:

i)	confirm the presence of the current GFE form in effect at the time of origination;

ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;

iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;

iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to mortgage loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and

v)	confirm the presence of a settlement service provider list, as applicable.

b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8) as applicable for loans with application dates prior to October 3, 2015:

i)	confirm current applicable HUD form was provided;

ii)	determination that the mortgage loan file contains the final HUD;

iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and

iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.

c)	GFE and Final HUD Comparison (§1024.7) as applicable for loans with application dates prior to October 3, 2015:

i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;

ii)	confirm mortgage loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and mortgage loan documents; and

iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.

d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):

i)	confirm the presence of the Servicing Disclosure Statement form in the mortgage loan file;

ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;

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iii)	confirm the presence of the Special Information Booklet in the mortgage loan file or that the mortgage loan file contains documentary evidence that the disclosure was provided to the borrower;

iv)	confirm the Special Information Booklet was provided within three (3) business days of application;

v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the mortgage loan file in the event the lender has affiliated business arrangements;

vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;

vii)	confirm the Affiliated Business Arrangement Disclosure is executed; and

viii)	confirm the presence of the Initial Escrow Disclosure Statement in the mortgage loan file and proper timing;

ix)	confirm that the creditor provided the borrower a list of homeownership counselling organizations within three (3) business days of application; and

x)	confirm that the list of homeownership counselling organizations was obtained no earlier than 30 days prior to when the list was provided to the mortgage loan applicant.

(III) The Equal Credit Opportunity Act, as implemented by Regulation B, 12 C.F.R. Part 1002, as set forth below:

a)	Providing Appraisals and Other Valuations (12 C.F.R. 1002.14):

i)	timing and content of the right to receive copy of appraisal disclosure;

ii)	charging of a fee for a copy of the appraisal or other written valuation;

iii)	timing of creditor providing a copy of each appraisal or other written valuation; and

iv)	with respect to a borrower that has waived the three (3) business day disclosure requirement, confirm that (a) the borrower has signed the waiver or other acknowledgment at least three (3) business days prior to consummation; and (b) that the lender has provided copies of appraisals and other written valuations at or prior to consummation.

(IV) Fannie Mae points and fees limitations and HOEPA restrictions as addressed in Fannie Mae Announcement 04-06, as amended by Lender Letters LL-2013-05 and LL-2013-06 and Selling Guide Announcement SEL-2013-06;

(V) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(VI) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” mortgage loans, “covered” mortgage loans, “higher-priced” mortgage loans, “home” mortgage loans or any other similarly designated mortgage loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

(VII) Federal and state specific late charge and prepayment penalty provisions.

(VIII) Recording Review

AMC noted the presence of recorded documents, when available. However, the majority of mortgage loans in the review population were new production and have only been closed for days or weeks at the time AMC reviewed the mortgage loans and thus have not yet been recorded. AMC verified that documents in the mortgage loan file (most typically closing instructions) included lender instructions for recording, and as applicable, the date the documents were sent for recording, and/or the date that the documents will be recorded.

As part of the portion of the Review described in this section, AMC will analyze and capture data from the source documents identified in the Document Review below, as applicable.

(IX) FIRREA Review

AMC confirmed that the appraiser and the appraisal made by such appraiser both satisfied the requirements of Title XI of FIRREA. Specifically, AMC reviewed the appraisal for conformity to industry standards, including ensuring the appraisal was complete, that the comparable properties and adjustments were reasonable and that pictures were provided and were accurate.

In addition, AMC accessed the ASC database to verify that the appraiser, and if applicable the appraiser’s supervisor, were licensed and in good standing at the time the appraisal was completed.

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(X) Document Review

AMC reviewed each mortgage loan file and verified if the following documents, if applicable, were included in the file and if the data on these documents was consistent (where applicable):

■	Initial application (1003);

■	Underwriting summary / loan approval (1008);

■	Credit report;

■	Income and employment documentation;

■	4506T;

■	Asset documentation;

■	Sales contract;

■	Hazard and/or flood insurance policies;

■	Copy of note for any junior liens;

■	Appraisal;

■	Title/Preliminary Title;

■	Final 1003;

■	Changed circumstance documentation;

■	Right of Rescission Disclosure;

■	Mortgage/Deed of Trust;

■	Note/HELOC Agreement;

■	Mortgage Insurance;

■	Tangible Net Benefit Disclosure;

■	Subordination Agreement;

■	FACTA disclosures;

■	Notice of Special Flood Hazards;

■	Initial and final GFE’s;

■	HUD from sale of previous residence;

■	Final HUD-1 settlement statement or Line of Credit Closing Statement, if provided;

■	Initial TIL;

■	Final TIL;

■	Loan Estimates;

■	Closing Disclosures; and

■	Certain other disclosures related to the enumerated tests set forth herein.

(8) Other: review and methodology.

The final review results reflected in the Overall Review Results Summary herein may include additional exceptions identified after AMC’s initial review was completed where loan level issues were identified by external parties as a result of separate, distinct quality control evaluation of the loan files. In such cases, any additional exceptions cited by any such quality control evaluation would either be reflected (i) as an open exception or (ii) remediated if required documentation and/or curative actions were provided to AMC. The exception totals reflected herein, and corresponding Exception Rating, include exceptions that were so subsequently identified, if any. Please note that only a limited number of loans, if any, reflected in the Review Results Summary were subject to such external quality control evaluations.

(9) Disclaimer.

Except as expressly enumerated above, please be advised that SitusAMC has not performed any review to determine whether the mortgage loans covered in this Report complied with federal, state or local laws, constitutional provisions, regulations, ordinances or any other laws or guidance, including, without limitation, licensing and general usury laws (“Applicable Law”). Further, there can be no assurances that in performing the review and preparing this Report that SitusAMC has uncovered all relevant factors and potential issues relating to the origination of the mortgage loans, their compliance with Applicable Law, or the original appraisals relating to the mortgaged properties, or that SitusAMC has uncovered all relevant factors that could affect the future performance of the mortgage loans. Please note that the results set forth in this Report are dependent upon receipt of complete and accurate data regarding the mortgage loans from mortgage loan originators, sponsors, issuers, underwriters, and other third parties upon which SitusAMC is relying in reaching such results. Except as expressly stated herein, SitusAMC did not verify the data relied upon in performing its review and producing this Report. In addition, the findings and conclusions set forth in this Report are provided on an “as is” basis and are based on available information and Applicable Law as of the date of this Report, and SitusAMC does

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not undertake any obligation to update or provide any revisions to this Report to reflect events, circumstances, changes in Applicable Law, or changes in expectations after the date this Report was issued.

Please be further advised that SitusAMC does not employ personnel who are licensed to practice law in the various jurisdictions covered in this Report, and the results set forth in this Report do not constitute legal advice or legal opinions whatsoever. The findings are recommendations or conclusions based on information provided to SitusAMC, and are not statements of fact or legal conclusions. Information contained in the Report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the Report based on certain factors, including the facts and circumstances of an individual mortgage loan. The authorities administering the Applicable Law that was part of the review have broad discretionary powers which may permit such authorities, among other things, to withdraw exemptions accorded by statute or regulation, to impose additional requirements or to reach a conclusion that is not consistent with the results set forth in the Report. All decisions as to whether to issue, purchase, hold, sell or otherwise transact in securities backed by the mortgage loans reviewed in this Report, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such securities, shall be made solely by the parties to or investors in the transaction. The results set forth in this Report do not constitute tax or investment advice. The scoring models in this Report are designed to identify potential risk in the securities backed by the mortgage loans reviewed, and each party or investor assumes sole responsibility for determining the suitability of the information for its particular use. SitusAMC does not make any representation or warranty (express or implied) as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by SitusAMC.

Item 5. Summary of findings and conclusions of review

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the requirements of DBRS, Inc. (“DBRS”), Fitch Ratings, Inc. (“Fitch”), Kroll Bond Rating Agency, Inc. (“Kroll”) and S&P Global Ratings (“S&P”).

OVERALL REVIEW RESULTS SUMMARY

There were four thousand one hundred fifty (4,150) mortgage loans in the securitization population reviewed by AMC. After all documents were presented, under the applicable S&P NRSRO grading criteria, eight hundred five (805) (19.40%) loans had an overall loan grade of “B”. After all documents were presented, under the applicable DBRS, Fitch, and Kroll NRSRO grading criteria, eight hundred four (804) (19.37%) loans had an overall loan grade of “B”. Thirty-three (33) of the loans with an overall grade of “B” had exceptions across multiple exception types.

Exception Type	S&P Final Exception Rating	Exception Category	Total
Compliance	B	Missing Non-Required Data	216
		State Defect	30
		Missing, Incorrect, or Incomplete Final or Initial 1003	26
		TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	24
		Misc. State Level	24
		Missing Disclosure	20
		GSE	19
		TILA	11
		ATR/QM Defect	9
		Missing Application Date	3
		Federal Defect	2
		Compliance	2
		State Late Charge	1
		Missing Required Data (other than HUD-1 or Note)	1

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		Loan Package Documentation	1
		Total Compliance Grade (B) Exceptions:	389
Total Compliance Exceptions:			389
Credit	B	Title	291
		Loan Package Documentation	136
		Guideline	39
		Credit	14
		Income / Employment	9
		Missing Document	8
		Borrower and Mortgage Eligibility	7
		Insurance	4
		Property - Appraisal	4
		Hazard Insurance	1
		Total Credit Grade (B) Exceptions:	513
Total Credit Exceptions:			513
Property	B	Appraisal Reconciliation	1
		Total Property Grade (B) Exceptions:	1
Total Property Exceptions:			1
Grand Total:			903

Exception Type	DBRS, Fitch, and Kroll Final Exception Rating	Exception Category	Total
Compliance	B	Missing Non-Required Data	216
		State Defect	30
		Missing, Incorrect, or Incomplete Final or Initial 1003	26
		TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	24
		Misc. State Level	24
		Missing Disclosure	20
		GSE	19
		TILA	11
		ATR/QM Defect	9
		Missing Application Date	3
		Federal Defect	2
		Compliance	2
		State Late Charge	1
		Missing Required Data (other than HUD-1 or Note)	1
		Loan Package Documentation	1
		Total Compliance Grade (B) Exceptions:	389
Total Compliance Exceptions:			389

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Credit	B	Title	291
		Loan Package Documentation	136
		Guideline	39
		Credit	14
		Income / Employment	9
		Missing Document	8
		Borrower and Mortgage Eligibility	7
		Insurance	4
		Property - Appraisal	4
		Hazard Insurance	1
		Total Credit Grade (B) Exceptions:	513
Total Credit Exceptions:			513
Grand Total:			902

COMPLIANCE RESULTS SUMMARY

Of the four thousand one hundred fifty (4,150) loans reviewed, under the applicable NRSRO grading criteria, three hundred forty-nine (349) had a Compliance Review “B” grade. Thirty-seven (37) of the loans with an overall grade of “B” had multiple compliance exceptions.

NRSRO Grade	# of Loans	% of Loans
A	3,801	91.59%
B	349	8.41%
C	0	0.00%
D	0	0.00%

PROPERTY/VALUATION REVIEW RESULTS SUMMARY

Of the four thousand one hundred fifty (4,150) loans reviewed, a Property Review was performed on the thirty-seven (37) First Lien HELOCs. Of the thirty-seven (37) loans reviewed, under the applicable S&P NRSRO grading criteria, one (1) loan had a Property Review “B” grade for property/appraisal related issues (see exception detail below). Of the thirty-seven (37) loans reviewed, under the applicable DBRS, Fitch, and Kroll NRSRO grading criteria, all loans had a Property Review “A” grade for property grade.

S&P NRSRO Grade	# of Loans	% of Loans
A	36	97.30%
B	1	2.70%
C	0	0.00%
D	0	0.00%

DBRS, Fitch, and Kroll NRSRO Grade	# of Loans	% of Loans
A	37	100.00%
B	0	0.00%
C	0	0.00%
D	0	0.00%

CREDIT REVIEW RESULTS SUMMARY

Three thousand six hundred sixty-three (3,663) mortgage loans (88.27%) of the total received an “A” Credit Review grade. The four hundred eighty-seven (487) “B” Credit Review grades were due to missing documentation and/or guideline adherence (see exception detail below). Exceptions were offset by strong compensating factors such as high disposable income, low LTV, and/or high liquid assets.

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NRSRO Grade	# of Loans	% of Loans
A	3,663	88.27%
B	487	11.73%
C	0	0.00%
D	0	0.00%

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the four thousand one hundred fifty (4,150) mortgage loans reviewed, three thousand two hundred thirty-seven (3,237) (78.00%) mortgage loans had tape discrepancies across thirty-three (33) unique data fields. The most common tape discrepancies were Original CLTV (39.57%), Original P&I (32.70%) and Appraised Value (31.06%). AMC found generally that the DTI discrepancies were due to differences in calculating complex incomes; while the data differed, the resulting ratios generally remained within guidelines. The Original LTV discrepancies were generally due to the tape reflecting the CLTV as the LTV.

Field	# of Loans	% of Loans
Original CLTV	1,642	39.57%
Original P&I	1,357	32.70%
Appraised Value	1,289	31.06%
Original Interest Rate	1,003	24.17%
Original LTV	996	24.00%
Investor: Qualifying Total Debt Ratio	688	16.58%
Original Loan Amount	286	6.89%
Interest Only	285	6.87%
Property Type	278	6.70%
Street	145	3.49%
Coborrower First Name	137	3.30%
Coborrower Last Name	137	3.30%
Borrower First Name	89	2.14%
Representative FICO	84	2.02%
LTV Valuation Value	62	1.49%
City	52	1.25%
Borrower Last Name	51	1.23%
Contract Sales Price	48	1.16%
Zip	46	1.11%
Amortization Term	19	0.46%
Cash To Borrower	19	0.46%
Original HLTV	19	0.46%
Other Financing Junior Total Original Loan Amount	18	0.43%
Refi Purpose	10	0.24%
Occupancy	9	0.22%
Doc Type	4	0.10%
First Payment Date	3	0.07%
State	2	0.05%
Margin	2	0.05%

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Total Income	1	0.02%
Product Description	1	0.02%
Note Date	1	0.02%
Original Term	1	0.02%

ADDITIONAL LOAN POPULATION SUMMARY*

TPR Loan Designation	Loan Count	% of Loans	Original Balance	% of Balance
N/A	4,150	100.00%	$635,479,810.24	100.00%
Total	4,150	100.00%	$635,479,810.24	100.00%
Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Adjustable	4,150	100.00%	$635,479,810.24	100.00%
Total	4,150	100.00%	$635,479,810.24	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
2	4,113	99.11%	$626,965,729.24	98.66%
1	37	0.89%	$8,514,081.00	1.34%
Total	4,150	100.00%	$635,479,810.24	100.00%

Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Cash Out: Other/Multi-purpose/Unknown Purpose	4,075	98.19%	$622,083,927.24	97.89%
Other-than-first-time Home Purchase	53	1.28%	$10,473,422.00	1.65%
First Time Home Purchase	19	0.46%	$2,559,761.00	0.40%
Cash Out: Debt Consolidation	2	0.05%	$107,700.00	0.02%
Rate/Term Refinance - Borrower Initiated	1	0.02%	$255,000.00	0.04%
Total	4,150	100.00%	$635,479,810.24	100.00%

Original Term	Loan Count	% of Loans	Original Balance	% of Balance
241-360 Months	3,854	92.87%	$592,687,460.24	93.27%
181-240 Months	246	5.93%	$36,470,494.00	5.74%
121-180 Months	50	1.20%	$6,321,856.00	0.99%
Total	4,150	100.00%	$635,479,810.24	100.00%

Property Type	Loan Count	% of Loans	Original Balance	% of Balance
Single Family Detached	2,649	63.83%	$403,022,761.55	63.42%
PUD	1,120	26.99%	$173,859,614.69	27.36%
Condo, Low Rise	192	4.63%	$25,399,860.00	4.00%
2 Family	106	2.55%	$18,031,179.00	2.84%
4 Family	26	0.63%	$4,462,476.00	0.70%

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3 Family	24	0.58%	$4,474,825.00	0.70%
Condo, High Rise	20	0.48%	$3,738,990.00	0.59%
1 Family Attached	10	0.24%	$2,245,604.00	0.35%
Townhouse	3	0.07%	$244,500.00	0.04%
Total	4,150	100.00%	$635,479,810.24	100.00%

Occupancy	Loan Count	% of Loans	Original Balance	% of Balance
Primary	3,758	90.55%	$570,449,879.24	89.77%
Investment	330	7.95%	$53,240,559.00	8.38%
Second Home	62	1.49%	$11,789,372.00	1.86%
Total	4,150	100.00%	$635,479,810.24	100.00%

*Tables may not add to 100% due to rounding.

EXCEPTION DETAIL

The exception summary below ties to the total number of B exceptions for the population included in the Review. Some mortgage loans may be listed multiple times if they carried multiple exception categories even if those categories were within the same general exception category (ex. Disclosures and RESPA Tolerance within Compliance).

S&P Exceptions	# of Loans	Grade Impact	Exception Type
(Missing Data) Last Rate Set Date	216	B	Compliance
Missing Document: Missing Lender’s Initial 1003	26	B	Compliance
(TX50(t)(5)) (The lender/Assignee cannot conclusively rely on the Value on the Acknowledgement of Fair Market Value as the loan file does not contain an Appraisal).	24	B	Compliance
Notice of Special Flood Hazard Disclosure Not Provided Timely	20	B	Compliance
Fannie Mae 2014 - 3% Points and Fees	19	B	Compliance
TILA Rescission - Disbursement Date Less than 3 Business Days From Transaction Date	11	B	Compliance
TILA Notice of Right to Cancel Expiration Date Prior or equal to Disbursement Date	11	B	Compliance
General Ability To Repay Provision Investor Qualification Method not Matching ATR	9	B	Compliance
Minnesota Tangible Net Benefit Disclosure	8	B	Compliance
HELOC Fees Used For Testing	7	B	Compliance
Missing Initial Loan Application Test	3	B	Compliance
Washington Residential Mortgage Loan (Disclosure of Material Terms Not Provided Timely)	3	B	Compliance
Ohio Consumer Sales Practices Act (Right Not To Close Disclosure Not Provided)	3	B	Compliance
Ohio Consumer Sales Practices Act Acknowledgement of Receipt of Home Mortgage Loan Information Document Not Signed)	3	B	Compliance
Right of Rescission Not Provided - Purchase HELOC	3	B	Compliance
Ohio Consumer Sales Practices Act (Acknowledgement of Receipt of Home Mortgage Loan Information Document Not Received Timely)	2	B	Compliance
(State High Cost) Arkansas High-Cost Loan (Points and Fees)	2	B	Compliance

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90 Day RNY has been discontinued effective June 1, 2024. Most recent available index value used for bona fide discount point testing.	2	B	Compliance
(Fed High Cost) Federal High-Cost Mortgage Loan (Points and Fees)	2	B	Compliance
Ohio Consumer Sales Practices Act (Acknowledgement of Receipt of Home Mortgage Loan Information Document Not Retained by Lender)	2	B	Compliance
Notice of Right To Cancel Not Provided to All Required Parties	1	B	Compliance
(TX50(a)(6)) Texas Cash-out Loan (TX Home Equity Disclosure/Notice Concerning Extensions of Credit Not Provided)	1	B	Compliance
(State High Cost) Georgia High-Cost Loan (Points and Fees)	1	B	Compliance
Notice of Right to Cancel Missing	1	B	Compliance
Disparity in Occupancy - Not High Cost and Not Higher Priced	1	B	Compliance
TILA Notice of Right to Cancel Expiration Date greater than Deal Start Date.	1	B	Compliance
Minnesota Residential Mortgage Originator and Servicer Licensing Act - Financed Points and Fees Exceeds 5% Threshold	1	B	Compliance
Note Error: Note late charge percentage exceeds maximum per state	1	B	Compliance
Note Error: Note grace period days less than minimum per state	1	B	Compliance
Ohio Consumer Sales Practices Act (No Documentation of Tangible Net Benefit Analysis)	1	B	Compliance
(City High Cost) xxxx Threshold Loan (Points and Fees)	1	B	Compliance
(County High Cost) xxxx County Threshold Loan (Points and Fees)	1	B	Compliance
Wyoming Uniform Consumer Credit Code (Statement of Rate Not Provided)	1	B	Compliance
Title Policy Coverage is less than Original Loan Amount.	204	B	Credit
The Preliminary title policy is within CA or NV and does not reflect a coverage amount (no final title policy in file). Unable to determine if appropriate coverage is provided.	87	B	Credit
FEMA Disaster Issue: The subject property is located in a FEMA disaster that does not have a declared end date.	84	B	Credit
Title search shows negative impact on title.	31	B	Credit
Ineligible property type.	16	B	Credit
Credit Exception:	15	B	Credit
FEMA Disaster Issue: The most recent valuation inspection is dated prior to the most recent FEMA disaster.	15	B	Credit
Missing Document: 1007 Rent Comparison Schedule not provided	8	B	Credit
Guideline Requirement: Combined High loan to value discrepancy.	7	B	Credit
Guideline Requirement: Maximum Line Limit discrepancy.	7	B	Credit
Verification(s) of employment is not within 10 business days of the Note.	6	B	Credit
Public Records/Collections/Charge Off does not meet guidelines.	5	B	Credit
Guideline Requirement: Representative FICO score discrepancy.	4	B	Credit
Income Docs Missing:	3	B	Credit
Hazard Insurance Policy expires within 90 days of the Note Date.	2	B	Credit
1003 Error: Birth Date was not provided	2	B	Credit
xxxx County Water Contamination: Property is located in xxxx County, MI and could be subject to contaminated water. Files does not contain evidence that water supply is serviced by a non-municipal water source (well water supply), or evidence from an independent water quality	2	B	Credit

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analysis that confirms that water is free of all known environmental and safety hazards
Guideline Requirement: Combined loan to value discrepancy.	1	B	Credit
Insufficient Coverage: Hazard insurance coverage amount is insufficient.	1	B	Credit
Guideline Issue: Bankruptcy timeline outside of credit guidelines	1	B	Credit
Missing Document: Verification of Rent (VOR) / Verification of Mortgage (VOM) not provided	1	B	Credit
Loan is a refinance in Texas. If the loan falls under TX 50(a)(6) ensure all requirements are met per the investor.	1	B	Credit
FEMA Disaster Issue: Property is located in a FEMA Disaster area and has not been inspected.	1	B	Credit
Missing Document: Subordination Agreement not provided	1	B	Credit
The Hazard Insurance Policy effective date is after the funds disbursed.	1	B	Credit
FEMA Disaster Issue: Property is located in a FEMA Disaster area and has been affected by the disaster.	1	B	Credit
Missing Document: Missing Final 1003	1	B	Credit
Missing Document: Note - Senior Lien not provided	1	B	Credit
Subject Property is greater than 10 acres.	1	B	Credit
Appraisal is required to be in name of Lender	1	B	Credit
The property site acres is greater than 10 acres which does not meet guidelines.	1	B	Credit
Missing Document: Flood Insurance Policy not provided	1	B	Credit
Loan is to be securitized. Multiple valuations were provided, one of which does not support value. One or more secondaries support value. No CU or LCA providing relief are in evidence. Sec ID: 202	1	B	Property

DBRS, Fitch, and Kroll Exceptions	# of Loans	Grade Impact	Exception Type
(Missing Data) Last Rate Set Date	216	B	Compliance
Missing Document: Missing Lender’s Initial 1003	26	B	Compliance
(TX50(t)(5)) (The lender/Assignee cannot conclusively rely on the Value on the Acknowledgement of Fair Market Value as the loan file does not contain an Appraisal).	24	B	Compliance
Notice of Special Flood Hazard Disclosure Not Provided Timely	20	B	Compliance
Fannie Mae 2014 - 3% Points and Fees	19	B	Compliance
TILA Rescission - Disbursement Date Less than 3 Business Days From Transaction Date	11	B	Compliance
TILA Notice of Right to Cancel Expiration Date Prior or equal to Disbursement Date	11	B	Compliance
General Ability To Repay Provision Investor Qualification Method not Matching ATR	9	B	Compliance
Minnesota Tangible Net Benefit Disclosure	8	B	Compliance
HELOC Fees Used For Testing	7	B	Compliance
Missing Initial Loan Application Test	3	B	Compliance
Washington Residential Mortgage Loan (Disclosure of Material Terms Not Provided Timely)	3	B	Compliance
Ohio Consumer Sales Practices Act (Right Not To Close Disclosure Not Provided)	3	B	Compliance

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Ohio Consumer Sales Practices Act Acknowledgement of Receipt of Home Mortgage Loan Information Document Not Signed)	3	B	Compliance
Right of Rescission Not Provided - Purchase HELOC	3	B	Compliance
Ohio Consumer Sales Practices Act (Acknowledgement of Receipt of Home Mortgage Loan Information Document Not Received Timely)	2	B	Compliance
(State High Cost) Arkansas High-Cost Loan (Points and Fees)	2	B	Compliance
90 Day RNY has been discontinued effective June 1, 2024. Most recent available index value used for bona fide discount point testing.	2	B	Compliance
(Fed High Cost) Federal High-Cost Mortgage Loan (Points and Fees)	2	B	Compliance
Ohio Consumer Sales Practices Act (Acknowledgement of Receipt of Home Mortgage Loan Information Document Not Retained by Lender)	2	B	Compliance
Notice of Right To Cancel Not Provided to All Required Parties	1	B	Compliance
(TX50(a)(6)) Texas Cash-out Loan (TX Home Equity Disclosure/Notice Concerning Extensions of Credit Not Provided)	1	B	Compliance
(State High Cost) Georgia High-Cost Loan (Points and Fees)	1	B	Compliance
Notice of Right to Cancel Missing	1	B	Compliance
Disparity in Occupancy - Not High Cost and Not Higher Priced	1	B	Compliance
TILA Notice of Right to Cancel Expiration Date greater than Deal Start Date.	1	B	Compliance
Minnesota Residential Mortgage Originator and Servicer Licensing Act - Financed Points and Fees Exceeds 5% Threshold	1	B	Compliance
Note Error: Note late charge percentage exceeds maximum per state	1	B	Compliance
Note Error: Note grace period days less than minimum per state	1	B	Compliance
Ohio Consumer Sales Practices Act (No Documentation of Tangible Net Benefit Analysis)	1	B	Compliance
(City High Cost) xxxx Threshold Loan (Points and Fees)	1	B	Compliance
(County High Cost) xxxx County Threshold Loan (Points and Fees)	1	B	Compliance
Wyoming Uniform Consumer Credit Code (Statement of Rate Not Provided)	1	B	Compliance
Title Policy Coverage is less than Original Loan Amount.	204	B	Credit
The Preliminary title policy is within CA or NV and does not reflect a coverage amount (no final title policy in file). Unable to determine if appropriate coverage is provided.	87	B	Credit
FEMA Disaster Issue: The subject property is located in a FEMA disaster that does not have a declared end date.	84	B	Credit
Title search shows negative impact on title.	31	B	Credit
Ineligible property type.	16	B	Credit
Credit Exception:	15	B	Credit
FEMA Disaster Issue: The most recent valuation inspection is dated prior to the most recent FEMA disaster.	15	B	Credit
Missing Document: 1007 Rent Comparison Schedule not provided	8	B	Credit
Guideline Requirement: Combined High loan to value discrepancy.	7	B	Credit
Guideline Requirement: Maximum Line Limit discrepancy.	7	B	Credit
Verification(s) of employment is not within 10 business days of the Note.	6	B	Credit
Public Records/Collections/Charge Off does not meet guidelines.	5	B	Credit
Guideline Requirement: Representative FICO score discrepancy.	4	B	Credit
Income Docs Missing:	3	B	Credit

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Hazard Insurance Policy expires within 90 days of the Note Date.	2	B	Credit
1003 Error: Birth Date was not provided	2	B	Credit
xxxx County Water Contamination: Property is located in xxxx County, MI and could be subject to contaminated water. Files does not contain evidence that water supply is serviced by a non-municipal water source (well water supply), or evidence from an independent water quality analysis that confirms that water is free of all known environmental and safety hazards	2	B	Credit
Guideline Requirement: Combined loan to value discrepancy.	1	B	Credit
Insufficient Coverage: Hazard insurance coverage amount is insufficient.	1	B	Credit
Guideline Issue: Bankruptcy timeline outside of credit guidelines	1	B	Credit
Missing Document: Verification of Rent (VOR) / Verification of Mortgage (VOM) not provided	1	B	Credit
Loan is a refinance in Texas. If the loan falls under TX 50(a)(6) ensure all requirements are met per the investor.	1	B	Credit
FEMA Disaster Issue: Property is located in a FEMA Disaster area and has not been inspected.	1	B	Credit
Missing Document: Subordination Agreement not provided	1	B	Credit
The Hazard Insurance Policy effective date is after the funds disbursed.	1	B	Credit
FEMA Disaster Issue: Property is located in a FEMA Disaster area and has been affected by the disaster.	1	B	Credit
Missing Document: Missing Final 1003	1	B	Credit
Missing Document: Note - Senior Lien not provided	1	B	Credit
Subject Property is greater than 10 acres.	1	B	Credit
Appraisal is required to be in name of Lender	1	B	Credit
The property site acres is greater than 10 acres which does not meet guidelines.	1	B	Credit
Missing Document: Flood Insurance Policy not provided	1	B	Credit

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